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                        METROPOLITAN SERIES FUND, INC.

                         BLACKROCK LARGE CAP PORTFOLIO
                (formerly BlackRock Investment Trust Portfolio)

                       SUPPLEMENT DATED DECEMBER 8, 2006
                                      TO
                       THE PROSPECTUS DATED MAY 1, 2006

This Supplement is made as of December 8, 2006 to the Prospectus of the BlackRock Large Cap Portfolio ("Portfolio") dated May 1, 2006.

On November 8, 2006, the Board of Directors of the Portfolio approved a proposal to reorganize the Portfolio into the BlackRock Large-Cap Core Portfolio, a series of the Met Investors Series Trust ("BlackRock Large-Cap Core").

BlackRock Large Cap Core has investment objectives, strategies and risks substantially similar to the Portfolio.

If the shareholders of the Portfolio approve the proposal, the Portfolio will transfer substantially all of its assets to BlackRock Large-Cap Core. Shareholders of the Portfolio will receive shares of BlackRock Large-Cap Core equal in value to their shares of the Portfolio as of the date of the reorganization, which is proposed to take place as of the close of business on or about May 1, 2007. Shareholders of record of the Portfolio as of November 30, 2006 are scheduled to vote on the proposal at a special meeting of shareholders to be held on February 27, 2007. Shareholders of record of the Portfolio will be mailed information detailing the proposal beginning on or about January 5, 2007.

Date: December 8, 2006